                                                                [EXECUTION COPY]

                              ASSIGNMENT FOR SECURITY
                                    (TRADEMARKS)

STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )

          WHEREAS, Mercer Products Company, Inc., a New Jersey corporation (the "Assignor"), has adopted, used and is using marks which are the subject of registrations or pending applications in the United States Patent and Trademark Office as set forth on SCHEDULE A, and certain other trademarks, tradenames and registrations and applications for registration thereof (collectively, the "Trademarks"), and

          WHEREAS, the Assignor is the sole owner of the entire right, title and interest in and to the Trademarks and the goodwill of the business symbolized by the Trademarks and the registrations thereof, and

          WHEREAS, the Assignor has entered into that certain Amendment No. 1, Waiver and Joinder Agreement dated as of April 21, 1998, between the Assignor, Burke Industries, Inc., a California corporation (the "Borrower"), the financial institutions party thereto from time to time (the "Lenders"), and NationsBank, N.A., as agent for the Lenders (the "Agent"), pursuant to which the Assignor became a Borrowing Subsidiary under and as defined in that certain Loan and Security Agreement dated as of August 20, 1997 (as so amended and as hereafter amended, the "Loan Agreement"), pursuant to which the Lenders have, on or about the date hereof, made or agreed to make certain loans or other financial accommodations to or for benefit of the Assignor and under which the Assignor may incur other obligations to the Lenders, and

          WHEREAS, pursuant to the Loan Agreement the Assignor has agreed as security for the payment and performance of the Secured Obligations (as defined in the Loan Agreement) to assign to the Agent, and to grant to the Agent, for the benefit of the Lenders, a continuing security interest in, and a continuing lien on, all of the Assignor's right, title and interest in and to the following (collectively the "Trademark Collateral"),

     (a) The Trademarks and the registrations and applications for registration thereof and the goodwill of the business symbolized by the Trademarks,

     (b)  licenses of the foregoing, whether as licensee or licensor,

     (c)  renewals thereof,

     (d) income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages, claims and payments for past and future infringements thereof,

     (e) rights to sue for past, present and future infringements thereof, including the right to settle suits involving claims and demands for royalties owing,

     (f)  all rights corresponding to any of the foregoing throughout the world,

     (g)  all proceeds of and accessions to any and all of the foregoing, and

          WHEREAS, the Assignor is required under the Loan Agreement to grant to the Agent, for the benefit of the Lenders, a continuing security interest in, and a continuing lien on, the Trademark Collateral,

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign to the Agent, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in and a continuing lien on, the Trademark Collateral as security for the payment and performance of the Secured Obligations.

          The Assignor hereby further acknowledges and affirms that the rights and remedies of the Agent with respect to the assignment of and security interest in and lien upon the Trademark Collateral made and granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its authorized officer or agent as of April 21, 1998.

                                   MERCER PRODUCTS COMPANY, INC.

[Corporate Seal]

                                        By: /s/ KEITH OSTER
                                           -------------------------------------
                                           Name:  Keith Oster
                                                  ------------------------------
                                           Title: Secretary
                                                  ------------------------------
Attest:
/s/ Louis Mintz
-----------------------------

STATE OF NEW YORK      )
                       )  ss.:
COUNTY OF NEW YORK     )

          On this 21st day of April, 1998, before me personally came
Keith Oster, to me known, who, being by me duly sworn, did depose and say that he/she is ___________________________________ of Mercer Products
Company, Inc., the corporation described herein and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he/she signed his thereto by like order.

                                             /s/ ROBIN A. KAHAN
                                             -----------------------------------
                                             Notary Public

                                             My Commission Expires:

[NOTARIAL SEAL]


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

                                     SCHEDULE A
                                    (Trademarks)


                                          REGISTRATION                    DATE OF
TRADEMARK                REGISTRATION #       DATE          SERIAL #      EXPIRATION
---------                --------------   ------------      --------      ----------
DOCKSIDERS & DESIGN       1,372,591       11/26/85                        11/26/05
MAXXI-TREAD               1,355,586       8/20/85                         8/20/05
MERCER FRICTION GRIP        861,475       12/3/68                         (Renewed 9/19/89)
MERCER & DESIGN           1,810,789       12/14/93                        12/14/03
MERCER                    1,851,484       8/30/94                         8/30/04
MIRROR-FINISH             1,782,795       7/20/93                         7/20/03
RUBBERLYTE                1,524,506       2/14/89                         2/14/09
RUBBERMYTE                1,641,500       7/23/91                         7/23/01
UNICOLOR                  1,829,424       4/5/94                          4/5/04




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